                          UNITED PANAM FINANCIAL CORP.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN          Exhibit 10.47
                       ----------------------------------

                         Adopted as of November 5, 1997


          Section 1.  PURPOSE OF PLAN

          (a) The purpose of this 1997 Employee Stock Incentive Plan ("Plan") of United PanAm Financial Corp., a Delaware corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company and its subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

          (b) This Plan shall constitute an amendment and restatement of the 1994 Stock Option Plan (the "Prior Plan") of Pan American Bank, FSB, and on the effective date of this Plan each option granted under the Prior Plan shall be reconstituted as an option under this Plan on the same terms and conditions as set forth in the Prior Plan or any form of stock option agreement evidencing such option under the Prior Plan.

          Section 2.  PERSONS ELIGIBLE UNDER PLAN

          Each of the following persons (each, a "Participant") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder: (1) any employee of the Company or any of its subsidiaries, including any director who is also such an employee, (2) any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries (a "Nonemployee Director") and (3) any consultant of the Company or any of its subsidiaries.

          Section 3.  AWARDS

          (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock of the Company ("Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

          (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

          (c) Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

          (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

               (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, in whole or in part, by any one or more of the following:

               (A)    the delivery of cash;

               (B) the delivery of other property deemed acceptable by the Committee;

               (C) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property; or

               (D) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award;

               (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

               (iii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option"); provided, however, that no Award issued to
                                    --------  -------
     any consultant or any Nonemployee Director may qualify as an Incentive Stock Option.

          (e)  Notwithstanding anything to the contrary contained in this
Section 3, neither an Award nor any interest therein may be sold, assigned, transferred, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          (f) All certificates evidencing Awards or Common Shares issued pursuant thereto should bear any legend determined by the Board or the Committee (as defined below) to be necessary or appropriate.

          Section 4.  STOCK SUBJECT TO PLAN

          (a) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 2,287,500 subject to adjustment as provided in
Section 7 hereof. In the case of stock options and stock appreciation rights, the maximum number of Common Shares with respect to which options or rights may be granted to any person during a calendar year shall be 200,000 shares.

          (b) For purposes of Section 4(a) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

                (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

               (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards; plus

              (iii) the maximum number of Common Shares that are or may be issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

          Section 5.  DURATION OF PLAN

          No Awards shall be made under this Plan after November 5, 2007. Although Common Shares may be issued after November 5, 2007 pursuant to Awards made prior to such date, no Common Shares shall be issued under this Plan after November 5, 2017.

          Section 6.  ADMINISTRATION OF PLAN

          (a) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and who otherwise comply with the requirements of Rule 16b-3; provided, however, that before the
                                            --------  -------
registration of the Common Shares under Section 12 of the Exchange Act, grants of Awards may, in the absence of action of the Committee, be made by the entire Board.

          (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

               (i) adopt, amend and rescind rules and regulations relating to this Plan;

              (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

             (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

              (iv) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof;

               (v) interpret and construe this Plan and the terms and conditions of any Award granted hereunder; and

              (vi) certify in writing prior to payment of compensation that the performance goals and any other material terms of an Award were in fact satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made are treated as a written certification.

          Section 7.  ADJUSTMENTS

          If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under this Plan.

          Section 8.  AMENDMENT AND TERMINATION OF PLAN

          The Board may amend or terminate this Plan at any time and in any manner, provided that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

          Section 9.  EFFECTIVE DATE OF PLAN

          This Plan shall be effective as of November 5, 1997, the date upon which it was approved by the Board; provided, however, that no Common Shares may
                                    --------  -------
be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

          Section 10. GOVERNING LAW

          This Plan and any Award granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

                         UNITED PANAM FINANCIAL CORP.

                      1997 EMPLOYEE STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


          This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between United PanAm Financial Corp., a Delaware corporation (the "Company"), and the person named below ("Employee").

          WHEREAS, Employee is an employee of the Company or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1997 Employee Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Employee of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

          WHEREAS, the amount of compensation the recipient of the Option (as defined below) could receive hereunder is based solely on an increase in the value of the stock of the Company after the date of the grant;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Grant of Option; Certain Terms and Conditions.  The Company
               ---------------------------------------------
hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

          Employee:
                         --------------------------

          Date of Grant:
                                         ----------

          Number of shares purchasable:
                                         ----------

          Exercise Price per share:
                                         ----------

          Expiration Date:
                                         ----------

          Annual Vesting Rate:                     %
                                         ----------


The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (an "Incentive Stock Option"), and consequently:

                (i) the Expiration Date shall not be more than ten years after the Date of Grant and the Exercise Price per share shall not be less than the Fair Market Value (as defined in the Plan) per share on the Date of Grant; provided, however, that if, on the Date of Grant, Employee owns
            --------  -------
     (after application of the family and other attribution rules of Section 425(d) of the Internal Revenue Code of 1986, as amended) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then the Expiration Date shall not be more than five years after the Date of Grant and the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and

               (ii) the aggregate Fair Market Value (determined as of the date such options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by Employee during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

          2.   Acceleration and Termination of Option.
               --------------------------------------

          (a)  Termination of Employment.

               (i)   Termination Within One Year After Change of Control.  In
                     ---------------------------------------------------
     the event that Employee shall cease to be an employee of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Employee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then
     (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or three months after the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

               (A) any date upon which the directors of the Company who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

               (B) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the

          Company (a "25% Stockholder"); provided, however, that the terms
                                         --------  -------
          "person" and "entity," as used in this clause (B), shall not include
          (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

               (C) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property or a different kind of securities.

                  (ii)  Retirement.  If Employee's Employment is Terminated by
                        ----------
     reason of Employee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate on the date three (3) months after the date of such Termination of Employment.

                 (iii)  Death or Permanent Disability. If Employee's Employment
                        -----------------------------
     is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

                  (iv)  Other Termination.  If Employee's Employment is
                        -----------------
     Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the date of such Termination of Employment.

          (b) Death Following Termination of Employment.  Notwithstanding
              -----------------------------------------
anything to the contrary contained in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

          (c) Other Events Causing Acceleration of Option.  The Committee, in
              -------------------------------------------
its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

          (d) Other Events Causing Termination of Option.  Notwithstanding
              ------------------------------------------
anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

                (i)  the dissolution or liquidation of the Company; or

               (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

          3.   Adjustments.  In the event that the outstanding securities of the
               -----------
class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the
                        --------  -------
Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.   Exercise.
               --------

          (a) The Option shall be exercisable during Employee's lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such
                                    --------  -------
aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance

(such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          (b) The "Fair Market Value" of a Common Share on any date (the "Determination Date") shall be equal to the closing price per Common Share on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares selected by the Board.

          5.   Payment of Withholding Taxes.  If the Company becomes obligated
               ----------------------------
to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          6.   Notices.  All notices and other communications required or
               -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 1300 South El Camino Real, San Mateo, California 94402, Attention: Chief Financial Officer, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7.   Stock Exchange Requirements; Applicable Laws.  Notwithstanding
               --------------------------------------------
anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.   Nontransferability.  Neither the Option nor any interest therein
               ------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                          UNITED PANAM FINANCIAL CORP.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


          This Stock option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between United PanAm Financial Corp., a Delaware corporation (the "Company"), and the person named below ("Participant").

          WHEREAS, Participant is an employee, director or independent contractor of the Company or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1997 Employee Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

          WHEREAS, the amount of compensation the recipient of the Option (as defined below) could receive hereunder is based solely on an increase in the value of the stock of the Company after the date of the grant;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Grant Of Option; Certain Terms and Conditions.  The Company
               ---------------------------------------------
hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

          Participant:        ______________________

          Date of Grant:                  __________

          Number of shares purchasable:   __________

          Exercise Price per share:       __________

          Expiration Date:                __________

          Annual Vesting Rate:            __________%


The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (an "Incentive Stock Option").

          2.   Acceleration and Termination of Option.
               --------------------------------------

          (a)  Termination of Employment.

               (i)  Termination Within One Year After Change of Control.  In the
                    ---------------------------------------------------
event that Participant shall cease to be an employee, director or independent contractor of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Participant's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

               (A) any date upon which the directors of the Company who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

               (B) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"); provided, however, that the
                                                --------  -------
          terms "person" and "entity," as used in this clause (B), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

               (C) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property or a different kind of securities; provided, however, that
          --------  -------
          a Change of Control shall not be deemed to occur if, as a result of such reorganization, merger or consolidation of the Company, the securities of any class then subject to the Option (the "Option Securities") are exchanged for or converted into securities that represent the same beneficial ownership of the Company and possess the same voting, liquidation and other rights to which the Option Securities were entitled immediately prior to such reorganization, merger or consolidation.

              (ii)   Retirement.  If Participant's Employment is Terminated by
                     -----------
reason of Participant's retirement in accordance with the Company's then current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the Expiration Date.

              (iii)  Death or Permanent Disability.  If Participant's
                     ------------------------------
Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Participant, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Participant shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Participant does or does not have a Permanent Disability shall be final and binding upon the Company and Participant.

              (iv)   Other Termination.  If Participant's Employment is
                     ------------------
Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the date of such Termination of Employment.

          (b)  Death Following Termination of Employment.  Notwithstanding
               -----------------------------------------
anything to the contrary contained in this Agreement, if Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

          (c) Other Events Causing Acceleration of Option.  The Committee, in
              -------------------------------------------
its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

          (d) Other Events Causing Termination of Option.  Notwithstanding
              ------------------------------------------
anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

                    (i)   the dissolution or liquidation of the Company; or

                    (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

          3.   Adjustments.  In the event that the outstanding securities of the
               -----------
class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the
                        --------  -------
Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.   Exercise.
               --------

               (a) The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that
                                                  --------  -------
payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

              (b) The "Fair Market Value" of a Common Share on any date (the "Determination Date") shall be equal to the closing price per Common Share on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares selected by the Board.

          5.   Payment of Withholding Taxes.  If the Company becomes obligated
               ----------------------------
to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          6.   Notices.  All notices and other communications required or
               -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 1300 South El Camino Real, San Mateo, California 94402, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7.   Stock Exchange Requirements; Applicable Laws.  Notwithstanding
               --------------------------------------------
anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.   Nontransferability.  Neither the Option nor any interest therein
               ------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          9.   Plan.  The Option is granted pursuant to the Plan, as in effect
               ----
on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no
                                                    --------  -------
such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

          10.  Shareholder Rights.  No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          11.  Employment or Contract Rights.  No provision of this Agreement or
               -----------------------------
of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the plan. Participant hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment or contract of Participant at any time and for any reason, or for no reason, unless Participant and the Company or such subsidiary are parties to a written employment or independent contractor agreement that expressly provides otherwise.

          12.  Governing Law.  This Agreement and the Option granted hereunder
               -------------
shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

          IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                              UNITED PANAM FINANCIAL CORP.



                              By
                                ----------------------------
                                 Authorized Representative


                              PARTICIPANT



                              ------------------------------
                              Signature


                              ------------------------------
                              Printed Name

                              ------------------------------
                              Street Address

                              ------------------------------
                              City, State and Zip Code

                              ------------------------------
                              Social Security Number

                          UNITED PANAM FINANCIAL CORP.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT
                           --------------------------


          This Restricted Stock Agreement ("Agreement") is made and entered into as of the Date of Award indicated below by and between United PanAm Financial Corp., a Delaware corporation (the "Company"), and the person named below ("Participant").

          WHEREAS, Participant is an employee, director or independent contractor of the Company or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1997 Employee Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the award to Participant of the right to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Award; Certain Terms and Conditions.  The Company hereby awards
               -----------------------------------
to Participant, and Participant hereby accepts, as of the Date of Award, the right to purchase the number of shares of Common Stock indicated below (the "Restricted Shares") for the Cash Purchase Price per share indicated below. THE AGGREGATE CASH PURCHASE PRICE MUST BE PAID TO THE COMPANY ON OR PRIOR TO 5:00 P.M. (LOCAL TIME AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE) UPON THE SIXTIETH DAY FOLLOWING THE DATE OF AWARD. The Restricted Shares shall be subject to all of the terms and conditions set forth in this Agreement, including the restrictions imposed pursuant to Section 3 hereof; provided, however, that on
                                                   --------  -------
each anniversary of the Date of Award, such restrictions shall terminate with respect to that number of Restricted Shares (rounded to the nearest whole share) equal to the total number of Restricted Shares multiplied by the Annual Vesting Rate indicated below (the termination of such restrictions with respect to any Restricted Share, for any reason, shall be referred to herein as the "vesting" of such share).

          Participant:
                                 --------------------------
          Date of Award:
                                            ---------------
          Number of shares purchasable:
                                            ---------------
          Cash Purchase Price per share:    $
                                            ---------------
          Annual Vesting Rate:                             %
                                            ---------------

          2.   Consideration for Shares; Method of Payment.
               -------------------------------------------

          (a) The consideration for the issuance and sale of Restricted Shares contemplated hereby may include, in addition to the Cash Purchase Price per share indicated in Section 1 hereof, consideration in the form of past services to the Company or one or more of its subsidiaries. If the Cash Purchase Price per share is $0, then (i) the total consideration for the issuance and sale of the Restricted Shares shall be deemed to be equal to $0.01 per share and (ii) such consideration shall be deemed to have been received by the Company, on or prior to the Date of Award, in the form of past services.

          (b) The aggregate Cash Purchase Price must be paid to the Company in cash or by check payable to the Company. Upon payment to the Company in full of the aggregate Cash Purchase Price as provided herein on or prior to 5:00 p.m. (local time at the Company's principal executive office) on the sixtieth day following the Date of Award, Participant shall be deemed to have purchased the Restricted Shares effective as of the Date of Award.

          3.   Restrictions.  Until a Restricted Share vests, it may not be
               ------------
sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner.

          4.   Acceleration of Vesting.
               -----------------------

          (a) Notwithstanding anything to the contrary contained in this Agreement, in the event that Participant shall cease to be an employee or independent contractor of the Company or any of its subsidiaries for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), all of the then unvested Restricted Shares shall vest upon the date of such event.

          (b) "Change of Control" shall mean the first to occur of the following events:

               (i) any date upon which the directors of the Company who were nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

               (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"); provided, however, that the terms "person" and "entity," as
                    --------  -------
     used in this clause (ii) shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (D) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (E) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

               (iii) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property or a different kind of securities; provided,
                                                                      --------
     however, that a Change of Control shall not be deemed to occur if, as a
     -------
     result of such reorganization, merger or consolidation of the Company, the securities of any class then subject to the Option (the "Option Securities") are exchanged for or converted into securities that represent the same beneficial ownership of the Company and possess the same voting, liquidation and other rights to which the Option Securities were entitled immediately prior to such reorganization, merger or consolidation.

          (c) In addition, the Committee, in its sole discretion, may accelerate the vesting of any or all of the Restricted Shares at any time.

          5.  Repurchase of Restricted Shares.  Notwithstanding anything to the
              -------------------------------
contrary contained in this Agreement, if Participant shall cease to be an employee, director or independent contractor of the Company or any of its subsidiaries for any reason, or for no reason, then, unless the Committee shall determine otherwise, the Company shall repurchase each then unvested Restricted Share at a purchase price equal to the Cash Purchase Price per share.

          6.   Payment of Withholding Taxes.  If the Company becomes obligated
               ----------------------------
to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to Participant pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then Participant shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company.

          7.   Escrow.
               ------

          (a) Until a Restricted Share vests, (i) the record address of the holder of record of such Restricted Share shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Share (together with any cash, property or securities comprising all or any part of such Restricted Share as provided in Section 8 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock power, and (iii) such stock certificate shall contain the following legend:

          "The transfer and registration of transfer of the securities represented by this certificate are subject to certain restrictions as provided in a Restricted Stock Agreement dated as of [Date of Award to be inserted] by and between the Corporation and [name of Participant to be inserted]."

          (b) From and after the date upon which a Restricted Share vests, the holder of record of such Restricted Share shall be entitled (provided that Participant shall have paid the Withholding Liability to the Company pursuant to
Section 6 hereof) to receive the stock certificate representing such Restricted Share (together with any cash, property or securities comprising all or any part of such Restricted Share as provided in Section 8 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

          8.   Voting; Dividends; Certain Corporate Transactions.  The holder of
               -------------------------------------------------
record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares" shall, from and after the date of such event, include such cash, property or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

          9.   Plan.  The Restricted Shares are being sold pursuant to the Plan,
               ----
as in effect on the Date of Award, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided,
                                                                      --------
however, that no such amendment shall deprive Participant, without his or her
-------
consent, of the Restricted Shares or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Restricted Shares shall vest or be forfeited, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of the Restricted Shares.

          10.  Employment or Contract Rights.  No provision of this Agreement
               -----------------------------
shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Participant hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment or contract of Participant at any time and for any reason, or for no reason, unless Participant and the Company or such subsidiary are parties to a written employment or independent contractor agreement that expressly provides otherwise.

          11.  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

          IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Award.

                              UNITED PANAM FINANCIAL CORP.


                              By
                                -------------------------------
                                    Authorized Representative


                              PARTICIPANT



                              ---------------------------------
                              Signature



                              ---------------------------------
                              Printed Name


                              ---------------------------------
                              Street Address


                              ---------------------------------
                              City, State and Zip Code


                              ---------------------------------
                              Social Security Number